                                                                    EXHIBIT 32.2

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of TALX Corporation (the "Company") on Form 10-K for the period ending March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, L. Keith Graves, Vice President, Chief Financial Officer and Assistant Secretary of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. sec. 1350, as adopted pursuant to sec. 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          By: /s/ L. Keith Graves
                                            ------------------------------------
                                            L. Keith Graves
                                              Vice President, Chief Financial
                                              Officer
                                            and Assistant Secretary

TALX Corporation
June 3, 2005